SEE PDF OF PRESENTATION

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CHEMBIO DIAGNOSTICS, INC.
Fourth Quarter 2008
Investor Presentation

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Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

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(Picture)
 DPP® POC Test Platform
US Patent Issued 2007

Chembio’s Business Strategy
•	OEM Contracts
o	Chembio is Licensor, Developer and Manufacturer; Several Opportunities Pending
•	DPP® Branded POC tests in Defined Markets
o	Market through Selected Marketing & Distribution Partners
•	Base Business of Lateral flow POC Tests
o	Comprised Primarily of Rapid HIV tests Sold Globally
o	Exclusive with Inverness in US

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Executive Management & Directors

Lawrence Siebert Chairman & CEO	25 years experience in private equity, venture capital, mergers and acquisitions & finance. CEO since 2002.
Javan Esfandiari Senior VP R&D	20 years experience in in-vitro and rapid diagnostic product development. Masters in Molecular Biology.
Richard Larkin Chief Financial Officer	25 years experience in independent accounting and in financial and information systems
Katherine Davis Director	Public and private sector financial and operational experience and former Lieutenant Governor of Indiana.
Dr. Gary Meller Director	Broad experience in medical and information technology and pharmaceutical product development. Affil. With Crestview Capital
James Merselis Director	CEO of Alverix, Inc. 30 Years of IVD industry experience. Formerly CEO of Hemosense (AMEX) sold to Inverness Medical in 2007

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Organization
Producing & Selling ~1.5MM Tests/Qtr
Total Employment 113

VPs & CEO 6
SG&A 9
R&D, Reg, QA/QC 26
Manuf. 72

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Selected Financial Data
 Product Revenues YTD from Lateral Flow Products
R&D Primarily in DPP® Products

( in $000's)	QI 2008	QI 2007	QII 2008	QII 2007	QIII 2008	QIII 2007	9 mos 2008	9 mos 2007
Total Revenues	$2,365	$2,038	$2,718	$2,503	$3,516	$2,314	$8,599	$6,855

Cost of Sales	1,303	1,378	1,421	1,511	1,859	1,329	4,583	4,218
Gross Profit	1,062	660	1,297	992	1,657	985	4,016	2,637
%	44.90%	32.38%	47.72%	39.63%	47.13%	42.57%	46.70%	38.47%
Overhead Costs
SG&A	1,248	1,252	1,095	1,063	1,133	1,175	3,476	3,490
R&D & Regulatory	626	319	567	583	759	483	1,952	1,385
Total Overhead	1,874	1,571	1,662	1,646	1,892	1,658	5,428	4,875

Net Loss To Common Stockholders	$(798)	$(1,083)	$(363)	$(983)	$(237)	$(1,011)	$(1,398)	$(3,077)

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Point of Care Test Market
■	$5B 2008 Point of Care Test Market
•	12.5% CAGR
•	Part of >$30B IVD Market
■	Provide Immediate Information
•	Simply, Accurately, Cost Effectively
■	Enable Improved Outcomes
•	Earlier Detection, Earlier Treatment

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Chembio’s Regulatory Approvals
Enable Access to
Large, Diverse & Global POCT Markets

FDA – 2 APPROVED PMA’s

USDA – USDA APPROVED FACILITY &  PRODUCTS

ISO – ISO 13.485 CERTIFIED For CE Marking

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DPP® DUAL PATH PLATFORM
KEY DESIGN AND PERFORMANCE ADVANTAGES
FOR CHEMBIO’S POCT PLATFORM
■	Independent Sample Flow Path Enables Improved Sample Control
•	Improved Sensitivity vs. Lateral Flow
•	Use of More Challenging Sample Types
■	Improved Multiplexing Facilitated
•	Direct Binding (i.e., without conjugate)
•	Even & Uniform Delivery of Samples
■	Freedom to Operate

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DPP® ANTIBODY TEST DESIGN
(Diagram of the DPP flow)

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DPP® Business Development Activity

■	Oral Fluid HIV Test
•	5MM Test US Rapid Test Market – 15-20% Growth
■	Syphilis Screen & Confirm
•	No POCT in US – 15MM Clinical Test Market
■	Women’s Health OEM
•	New Markets for Multiplexed STD Tests @ OBGYN
■	Veterinary Products OEMs
●	Applications for both Companion & Production Animals
■	Global Health Products
●	TB & Neglected Diseases (IDRI, NIH, FIND, CDC)

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Thank You
For further information please visit our web site
www.Chembio.com